UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 8, 2012

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2012 we issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the promotion of Mark A. Williams to the position of Chief Operating Officer of the Company.  Prior to his promotion, Mr. Williams served as our Vice President of Operations and prior thereto, our Engineering and Operations Manager.  We also announced the appointment of three new Vice Presidents and the election of Frederic Sewell to our Board of Directors.  A copy of the press release containing these organization changes is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on May 8, 2012.  The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of three nominees to the Board of Directors;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To hold an advisory vote on executive compensation; and

4.	To approve the material terms of performance goals under the 2012 Incentive Compensation Plan.

44,580,958 shares of the Company’s common stock were represented at the meeting or 93% of the Company’s voting capital stock.  3,872,455 of the 44,580,958 shares were broker non-votes and were only included in the results on proposal 2.

The results of such votes were as follows:

1.	The following votes were cast in the election of the three nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total

Roland O. Burns	33,359,679	7,348,824	40,708,503
David K. Lockett	36,908,218	3,800,285	40,708,503
Frederic D. Sewell	39,895,162	813,341	40,708,503

2.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

44,321,907	255,426	3,625	44,580,958

3.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

14,116,709	26,546,017	45,777	40,708,503

4.	The following votes were cast in approval of material terms of the performance goals under the 2012 Incentive Compensation Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

38,933,161	1,749,076	26,266	40,708,503

The Board of Directors reaffirmed its previous determination that an advisory vote on the Company's executive compensation will be held annually until the next required vote on the frequency of such votes.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 9, 2012	By:	/s/ ROLAND O. BURNS
Roland O. Burns
Senior Vice-President, Chief Financial Officer and Corporate Secretary